                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            IN ACCORDANCE WITH SECTION 906 OF THE SARBANES-OXLEY ACT

            In connection  with the annual report of New Century Equity Holdings
Corp.  (the  "Company")  on Form 10-K for the year ended  December 31, 2004,  as filed with the Securities and Exchange Commission on the date hereof, I, John P.
Murray, Chief Financial Officer of the Company,  certify,  pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)         The Form 10-K report for the year ended  December  31,  2004,  filed with the Securities and Exchange Commission on March 31, 2005, fully complies  with the  requirements  of  Section  13(a) or 15(d) of the
            Securities Exchange Act of 1934; and

(2)         The information contained in the Form 10-K report for the year ended
            December 31, 2004 fairly  presents,  in all material  respects,  the financial  condition and results of operations of New Century Equity
            Holdings Corp.

By:  /s/ JOHN P. MURRAY                         Date:  March 31, 2005
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John P. Murray
Chief Financial Officer